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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 18, 1997


                       Advanta Mortgage Loan Trust 1997-3
             (Exact name of registrant as specified in its charter)

         New York                  333-21265-02                 pending
(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)

            c/o Advanta Mortgage Conduit                          92127
                   Services, Inc.                               (Zip Code)
              Attention: Milton Riseman
              16875 West Bernardo Drive
                San Diego, California
      (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (619) 674-1800


          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets


Description of the Certificates and the Mortgage Loans

                  Advanta Mortgage Conduit Services, Inc. registered an issuance of $2,200,000,000 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 215 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-21265) (the "Registration Statement"). Pursuant to the Registration Statement, Advanta Mortgage Loan Trust 1997-2 (the "Registrant" or the "Trust") issued approximately $900,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates, Series 1997-3 (the "Certificates"), on September 18, 1997 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of September 1, 1997, between Advanta Mortgage Conduit Services, Inc. (the "Company"), Advanta Mortgage Corp. USA, in its capacity as master servicer (the "Master Servicer") and Bankers Trust Company of California, N.A., in its capacity as Trustee (the "Trustee"). The Certificates consist of fourteen classes, the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the Class A-5 Group I Certificates, the Class A-6 Group I Certificates, the Class A-7 Group I Certificates, the Class A-IO Group I Certificates, the Class A-8 Group II Certificates, the Class A-9 Group II Certificates (collectively, the "Class A Certificates"), the Class A-1 Group I Certificates, the Class M-2 Group I Certificates (together, the "Mezzanine Certificates"), the Class B-1 Group I Certificates (the "Class B Certificates" and together with the Mezzanine Certificates, the "Subordinate Certificates") and the Class R Certificates (Residual Interest) (the "Class R Certificates"). The Class A Certificates and the Subordinate Certificates, collectively, are the "Offered Certificates". The Offered Certificates and the Class R Certificates are together referred to herein as the "Certificates". The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust initially will include two investment pools (each, a Mortgage Loan Group" or "Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust (the "Mortgages") on one-to-four family residential properties. The Class A Certificates (other than the Class A-8 and Class A-9 Certificates) and the Subordinate Certificates represent undivided ownership interests in a pool of fixed-rate Mortgage Loans secured by Mortgages which may be either in a first or in a junior lien position. The Class A-8 and Class A-9 Certificates represent undivided ownership interests in a group of adjustable rate Mortgage Loans secured by Mortgages which may be either in a first or in a junior lien position.

                  Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof.

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                  The Class A-1 Certificates have an aggregate principal amount of $147,390,000. The Class A-2 Certificates have an aggregate principal amount of $68,375,000. The Class A-3 Certificates have an aggregate principal amount of $37,587,000. The Class A-4 Certificates have an aggregate principal amount of $23,612,000. The Class A-5 Certificates have an aggregate principal amount of $19,000,000. The Class A-6 Certificates have an aggregate principal amount of $33,411,000. The Class A-7 Certificates have an aggregate principal amount of $42,500,000. The Class A-8 Certificates have an aggregate principal amount of $110,000,000. The Class A-9 Certificates have an aggregate principal amount of $365,000,000. The Class M-1 Certificates have an aggregate principal amount of $14,875,000. The Class M-2 Certificates have an aggregate principal amount of $25,500,000. The Class B-1 Certificates have an aggregate principal amount of $12,750,000. No principal payments are distributed with respect to the Class A-IO Certificates. Interest will be distributed and calculated on the basis of a notional principal balance ("Notional Principal Balance") of the Class A-7 Certificates.

                  As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated March 10, 1997 and the Prospectus Supplement dated September 5, 1997 filed pursuant to Rule 424(b)(5) of the Act with the Commission on September 16, 1997.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated September 5, 1997, among Advanta Mortgage Conduit Services, Inc. and Lehman Brothers Inc., as representative of the Underwriters (the "Representative").

                  4.1 Pooling and Servicing Agreement, dated as of September 1, 1997, between Advanta Mortgage Conduit Services, Inc., as sponsor, Advanta Mortgage Corp. USA, as master servicer, and Bankers Trust Company of California, N.A., as Trustee.

                  4.2 Master Loan Transfer Agreement, dated June 15, 1997, among Advanta Mortgage Conduit Services, Inc., as sponsor, and Advanta National Bank, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast, Advanta Finance Corp. (collectively, the "Affiliated Originators") and Advanta Conduit Receivables Inc. and Bankers Trust Company of California, N.A., as trustee.

                  4.3 Conveyance Agreement, dated September 18, 1997, among Advanta Mortgage Conduit Services, Inc., the Affiliated Originators, Advanta Finance Corp. and Bankers Trust Company of California, N.A..

                  4.4 Class A-8 and Class A-9 Certificate Insurance Policy, dated September 18, 1997 and delivered by MBIA Insurance Corporation.

                  4.5 Advanta Mortgage Holding Company Guaranty.

                  10.1 Indemnification Agreement, dated September 5, 1997, among MBIA Insurance Corporation and the Underwriters.

                  23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of MBIA Insurance Corporation and their report.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ADVANTA MORTGAGE LOAN TRUST 1997-3

                          By:     Advanta Mortgage Conduit Services, Inc., as
                                  Sponsor


                                   By:/s/ Mark T. Dunsheath
                                      Name:  Mark T. Dunsheath
                                      Title: Vice President


Dated:  September 26, 1997

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                                                   EXHIBIT INDEX


Exhibit No.                Description

1.1 Underwriting Agreement, dated September 5, 1997, among Advanta Mortgage Conduit Services, Inc. and Lehman Brothers Inc., as representative of the Underwriters (the "Representative").

4.1 Pooling and Servicing Agreement, dated as of September 1, 1997, between Advanta Mortgage Conduit Services, Inc., as sponsor, Advanta Mortgage Corp. USA, as master servicer, and Bankers Trust Company of California, N.A., as Trustee.

4.2 Master Loan Transfer Agreement, dated June 15, 1997, among Advanta Mortgage Conduit Services, Inc., as sponsor, and Advanta National Bank, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast, Advanta Finance Corp. (collectively, the "Affiliated Originators") and Advanta Conduit Receivables Inc. and Bankers Trust Company of California, N.A., as trustee.

4.3 Conveyance Agreement, dated September 18, 1997, among Advanta Mortgage Conduit Services, Inc., the Affiliated Originators, Advanta Finance Corp. and Bankers Trust Company of California, N.A..

4.4 Class A-8 and Class A-9 Certificate Insurance Policy, dated September 18, 1997 and delivered by MBIA Insurance Corporation.

4.5                        Advanta Mortgage Holding Company Guaranty

10.1 Indemnification Agreement, dated September 5, 1997, among MBIA Insurance Corporation and the Underwriters.

23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of MBIA Insurance Corporation and their report.

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